UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

Aerie Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36152	20-3109565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4301 Emperor Boulevard, Suite 400

Durham, North Carolina 27703

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (919) 237-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AERI	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on August 22, 2022, Aerie Pharmaceuticals, Inc., a Delaware corporation (“Aerie”, the “Company”, “we”, “our” or “us”), entered into an Agreement and Plan of Merger (such agreement, as it may be amended, modified or supplemented from time to time, the “Merger Agreement”) with Alcon Research, LLC, a Delaware limited liability company (“Alcon”), and Lyon Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of Alcon (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Merger Sub will merge with and into Aerie, with Aerie surviving the merger as a wholly owned subsidiary of Alcon (the “Merger”). On September 21, 2022, Aerie filed a preliminary proxy statement (the “Preliminary Proxy Statement”) with the Securities and Exchange Commission (“SEC”), and on October 7, 2022, Aerie filed a definitive proxy statement (the “Proxy Statement”) with the SEC, in each case, in connection with the Merger.

Since the filing of the Preliminary Proxy Statement, three complaints have been filed in the United States District Court for the Southern District of New York by purported Aerie stockholders against Aerie and members of Aerie’s board of directors (the “Aerie Board”) in connection with the Merger: Stein v. Aerie Pharmaceuticals, Inc., et al., Case No. 1:22-cv-08103 (filed September 22, 2022) (S.D.N.Y.); O’Dell v. Aerie Pharmaceuticals, Inc., et al., Case No. 1:22-cv-08261 (filed September 27, 2022) (S.D.N.Y.); and Weiss v. Aerie Pharmaceuticals, Inc., et al., Case No. 1:22-cv-09235 (filed October 27, 2022) (S.D.N.Y.) (collectively, the “Stockholder Litigation”). Each of the complaints in the Stockholder Litigation alleges that, among other things, the Preliminary Proxy Statement and/or the Proxy Statement omitted certain material information in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder. In addition, Aerie has received from certain purported Aerie stockholders several demand letters alleging similar insufficiencies in the Preliminary Proxy Statement and/or the Proxy Statement as those noted in the complaints referenced above (such demand letters, collectively with the Stockholder Litigation, the “Litigation Matters”). The plaintiffs in the Stockholder Litigation seek various remedies, including an order enjoining the defendants from proceeding with the Merger, requiring the defendants to disclose allegedly material information that was allegedly omitted from the Proxy Statement, rescinding the Merger in the event that it is consummated or granting rescissory damages, declaring that the defendants violated Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, awarding costs, including attorneys’ and expert fees and expenses, and granting such other and further relief as the court may deem just and proper.

Aerie believes that the claims asserted in the Litigation Matters are without merit and that no additional disclosures were or are required under applicable laws. However, in order to avoid the risk of the Litigation Matters delaying or adversely affecting the Merger and to minimize the costs, risks, and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Aerie has determined to voluntarily make the following supplemental disclosures to the Proxy Statement, as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

These supplemental disclosures will not change the consideration to be paid to Aerie stockholders in connection with the Merger or the timing of the special meeting of Aerie stockholders (the “Special Meeting”) to be held virtually on November 17, 2022, beginning at 8:00 a.m. Eastern Time. The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/AERI2022SM. The Aerie Board continues to unanimously recommend that you vote “FOR” the proposals to be voted on at the Special Meeting described in the Proxy Statement.

Supplemental Disclosures to the Proxy Statement in Connection with the Litigation Matters

The following disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. All page references are to the Proxy Statement and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement. New text within restated language from the Proxy Statement is indicated in bold, underlined text (e.g., bold, underlined text) and removed language within the restated language from the Proxy Statement is indicated in strikethrough text (e.g., ~~strikethrough text~~), as applicable.

The disclosure on pages 1 through 9 of the Proxy Statement in the section entitled “Summary—Opinion of Goldman Sachs & Co LLC” is hereby supplemented by revising the second paragraph of such section on page 6 of the Proxy Statement as follows:

The full text of the written opinion of Goldman Sachs, dated August 22, 2022, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Board in connection with its consideration of the Merger. The Goldman Sachs opinion is not a recommendation as to how any holder of Aerie’s common stock should vote with respect to the Merger or any other matter. Pursuant to an engagement letter between Aerie and Goldman Sachs, Aerie has agreed to pay Goldman Sachs a transaction fee of approximately ~~$25.50 million~~ $20.0 million, $2.0 million of which became payable at announcement of the Merger, and the remainder of which is contingent upon consummation of the Merger.

The disclosure on pages 23 through 39 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by revising the second paragraph of such section on page 23 of the Proxy Statement as follows:

As part of the Board’s regular evaluation of potential strategic opportunities, Aerie management has periodically engaged in discussions with participants in the biopharmaceutical and healthcare industries regarding potential opportunities for business combinations, acquisitions, licensing transactions, commercial arrangements, and other financial and strategic transactions for Aerie, regularly updating the Board on such discussions. As described more fully below, in the course of such discussions, Aerie has periodically entered into confidentiality agreements with potential strategic transaction counterparties to facilitate such discussions. Additionally, representatives of an internationally recognized investment bank, which served as Aerie’s financial advisor through October 2021 (the “Prior Financial Advisor”), had periodically reviewed with the Board market views with respect to Aerie, as well as strategic updates within the broader biopharmaceutical industry generally. The Prior Financial Advisor performed customary financial advisory services for Aerie on a periodic basis, including reviewing with the Board market views with respect to Aerie, providing the Board with strategic updates within the broader biopharmaceutical industry generally, reviewing Aerie’s defensive profile, and discussing various potential strategic alternatives with Aerie management and the Board, including certain of the proposals described below.

The disclosure on pages 23 through 39 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by revising the fourth full paragraph of such section on page 26 of the Proxy Statement as follows:

The Board met twice during mid-April 2021. During such meetings, the Board discussed, among other things, (i) Alcon’s request for valuation guidance, (ii) the potential use of a contingent value right (a “CVR”) tied to the read-out of topline data from the COMET-1 Phase 2b clinical trial of AR-15512 expected in the third quarter of 2021, and (iii) the status of a potential collaboration transaction in respect of Aerie’s glaucoma franchise in Europe. During this period, at the request of the Board, Aerie management updated the December 2020 Forecasts (taking into account management’s pro forma assumptions regarding such a European collaboration transaction and including management estimates relating to projected revenue for Aerie’s AR-14034 pipeline product candidate). Aerie management presented such updated management forecasts to the Board at a meeting held on April 16, 2021, during which the Prior Financial Advisor also provided the Board with an updated preliminary financial analysis for Aerie based upon such updated management forecast scenarios. The Board engaged in discussion with Aerie management regarding the updated forecasts and the assumptions underlying such updated forecasts. At a meeting of the Board held on April 20, 2021, the Board discussed with Aerie management the execution of Aerie’s business plan and corporate goals. Based on Aerie management’s views on such execution, the valuation range for Aerie resulting from Aerie management’s forecast scenarios, and the Prior Financial Advisor’s preliminary financial analysis for Aerie previously presented to the Board based on such management forecast scenarios, the Board instructed the Prior Financial Advisor to inform J.P. Morgan that the Board would be willing to engage with Alcon with respect to a potential transaction at a price range per share of common stock meaningfully in the $30’s and with a CVR tied to the clinical research data readout for AR-15512 that would result in a total valuation, upon achievement of the applicable milestone(s) underlying the CVR, of approximately $40 per share of common stock. On April 12, 2021, the Prior Financial Advisor provided the Board with information concerning its relationships with Alcon over the prior two-year period, noting that the financial advisory business of the Prior Financial Advisor had not entered into any engagement agreements with, and had not received any fees from, Alcon during such two-year period.

The disclosure on pages 23 through 39 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by revising the fourth full paragraph of such section on page 27 of the Proxy Statement as follows:

On June 21, 2021, the Prior Aerie Chair/CEO met with Mr. Ball at Mr. Ball’s request. At that meeting, the Prior Aerie Chair/CEO and Mr. Ball discussed the April 1, 2021 Proposal and the Prior Aerie Chair/CEO reiterated the Board’s valuation feedback by noting that, were Alcon to reengage, Alcon would need to promptly finalize its due diligence in light of Aerie’s other available strategic alternatives, including Aerie’s potential 2021 consummation of a collaboration transaction in respect of Aerie’s glaucoma franchise in Europe. Thereafter, on June 24, 2021, the Board held a meeting attended by representatives of Fried Frank and Aerie management at which the Prior Aerie Chair/CEO provided the Board with a summary of his recent discussions with Mr. Ball. At the direction of the Board, on June 25, 2021, the Prior Aerie Chair/CEO had a follow-up call with Mr. Ball in which the Prior Aerie Chair/CEO further indicated that in order for Aerie to meet its other strategic priorities, should Alcon wish to reopen negotiations with respect to a potential transaction, Alcon should submit an updated proposal as soon as possible and that a transaction price of $32.00-34.00 in cash per share of common stock plus a $5.00 per share CVR may be sufficient to consummate a transaction between the parties. During late June 2021, Aerie management and the Prior Financial Advisor finalized the terms of the Prior Financial Advisor’s engagement letter, which such engagement letter included a customary “tail” fee payable to the Prior Financial Advisor, and the engagement letter was entered into by Aerie and the Prior Financial Advisor on June 29, 2021. The engagement letter between Aerie and the Prior Financial Advisor, as amended through October 20, 2022, provides for a transaction fee of approximately $20.0 million, approximately $3.5 million of which became payable at the announcement of the Merger, and the remainder of which is contingent upon consummation of the Merger. In addition, Aerie agreed, pursuant to the terms of the engagement letter between Aerie and the Prior Financial Advisor, to customary indemnification and expense reimbursement provisions.

The disclosure on pages 23 through 39 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by revising the fifth full paragraph of such section on page 31 of the Proxy Statement as follows:

On October 1, 2021, the Board held a meeting attended by representatives of Goldman Sachs and Fried Frank. During the meeting, the Board was provided with a summary of Aerie management’s updated financial forecasts, which included two forecast scenarios known as Case 1 and Case 2 (the “October 2021 Forecasts”), and which had been preliminarily prepared by Aerie’s Interim Executive Chairman with input from additional members of Aerie management. The Board engaged in discussion with Aerie management regarding Aerie management’s October 2021 Forecasts, and the Board did not adopt these forecasts and instead requested that they ~~the October 2021 Forecasts~~ be further updated by Aerie management taking into account certain additional assumptions, including with respect to product candidate approval probability and Aerie’s future financing requirements. The Board was updated on the ongoing negotiations with respect to Goldman Sachs’ engagement letter, with the Board approving Aerie’s continued negotiations of such engagement. The Board also engaged in discussion regarding Aerie’s ongoing negotiations with Santen in respect of the Santen Transaction, including key terms such as upfront consideration, milestone payments, royalties, upfront costs, and operational costs.

The disclosure on pages 23 through 39 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by revising the sixth full paragraph of such section on page 31 of the Proxy Statement as follows:

Between October 1, 2021 and October 16, 2021, Aerie management engaged with Goldman Sachs on the Goldman Sachs engagement letter and the Board approved the final terms of the engagement letter and Aerie’s termination of its engagement letter with the Prior Financial Advisor. During that period, Goldman Sachs provided the Board with certain information about its relationships with Alcon over the prior two-year period. An engagement letter between Aerie and Goldman Sachs was executed on October 22, 2021. Aerie engaged Goldman Sachs, and terminated its engagement of the Prior Financial Advisor, to obtain fresh perspectives on Aerie’s potential strategic alternatives.

The disclosure on pages 23 through 39 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by revising the fifth full paragraph of such section on page 32 of the Proxy Statement as follows:

On November 19, 2021, the Board held a meeting attended by representatives of Goldman Sachs, Fried Frank, and Aerie management. The Board reviewed the material terms of the Santen Transaction and the status of the Aerie’s ongoing negotiations with Santen. Dr. McGraw provided the Board with a review of the updates to ~~an overview of the updated~~ the draft management projections for Aerie that had been discussed with the Board at the October 1, 2021 meeting and noted certain differences between the forecasts prepared by Aerie’s prior management team and the current Aerie management team. After discussion, the Board determined not to adopt these forecasts and instead that the person to be appointed as Aerie’s new Chief Executive Officer should have the opportunity to review and update Aerie’s strategic plan and provide input on Aerie’s updated management projections. The Board discussed with representatives of Goldman Sachs, Fried Frank and Aerie management the November 15, 2021 Proposal from Alcon as well as the current status of the Santen Transaction, including that Alcon had conditioned the November 15, 2021 Proposal on Aerie not entering into the Santen Transaction. The Board discussed that, in connection with the submission of the November 15, 2021 Proposal, Alcon had communicated to Aerie that (i) the price in Alcon’s prior July 23, 2021 Proposal ($28.00 in cash per share of common stock plus a $4.00 per share CVR) would likely have been lowered by Alcon upon completion of its due diligence based on Aerie’s recent commercialization results for Rhopressa® and Rocklatan®, and (ii) Alcon would not have moved forward with the July 23, 2021 Proposal prior to Aerie’s release of results from the COMET-1 Phase 2b clinical trial of AR-15512 in mid-September 2021. The Board determined, given Aerie’s advanced negotiations with Santen on the Santen Transaction and Aerie’s near-term liquidity requirements (taking into account Aerie’s cash position, cash-burn metrics, and need to fund the commencement of Phase 3 clinical trials for AR-15512 and further clinical trials for AR-1105), that Aerie should prioritize finalizing the Santen Transaction and that the November 15, 2021 Proposal from Alcon did not, at that time, reflect a valuation of Aerie that the Board believed was sufficient in order to transact particularly given the requirement, expressed in Alcon’s November 15, 2021 Proposal, that Aerie abandon the Santen Transaction as a condition of engaging with Alcon in respect of its proposal.

The disclosure on pages 23 through 39 of the Proxy Statement in the section entitled “The Merger—Background of the Merger” is hereby supplemented by revising the last paragraph of such section on page 39 of the Proxy Statement as follows:

Later that day, Aerie and Alcon executed the Merger Agreement and issued a joint press release announcing the execution of the Merger Agreement. Prior to the entry into the Merger Agreement and through the date of this filing, and except for the rights of Aerie security holders to receive consideration for their securities pursuant to the terms and conditions of the Merger Agreement, there has been no material agreement, arrangement or understanding between Aerie or any of its executive officers or directors, on the one hand, and Alcon or any of its executive officers or directors, on the other hand, regarding post-closing employment or directorships for, or compensation of, Aerie’s executive officers or directors, and there were no material discussions regarding the same prior to the entry into the Merger Agreement. Beginning in late October 2022, Alcon and Casey C. Kopczynski, Ph.D., Aerie’s Chief Innovation Officer, Head of Research and External Innovation, have had preliminary discussions regarding a potential role for Dr. Kopczynski following Closing.

The disclosure on pages 44 through 48 of the Proxy Statement in the section entitled “The Merger—Financial Projections” is hereby supplemented by revising the presentation of the April 2021 Forecasts beginning on page 45 of the Proxy Statement as follows:

April 2021 Forecasts

2020 Case 1 Forecasts. All of the 2021 Forecasts include long-term, probability-adjusted forecasts through fiscal year 2035 for Aerie’s glaucoma franchise and Aerie’s AR-15512, AR-1105, and AR-14034 product candidates. Each of the April 2021 Forecasts also included assumptions regarding the estimated benefits of Aerie’s usage of approximately $767 million in federal and foreign net operating losses (as of December 31, 2020) through 2035. For purposes of the 2020 Case 1 Forecasts, Aerie management assumed that the commercialization of Aerie’s glaucoma franchise would result in Aerie’s glaucoma franchise achieving a peak U.S. market share of 15%. The 2020 Case 1 Forecasts are summarized below:

(dollars in millions)

	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E
Total Net Revenue(1)	180	192	333	421	533	712	898	1,112	1,372	1,582	1,719	1,837	1,916	1,969	994
Gross Profit	157	166	304	382	474	631	793	992	1,228	1,422	1,548	1,662	1,739	1,795	921
Operating Expenses(2)	(235)	(253)	(216)	(201)	(235)	(249)	(260)	(274)	(298)	(330)	(350)	(355)	(366)	(368)	(182)
EBIT(3)	(78)	(87)	88	181	239	382	533	717	929	1,092	1,199	1,307	1,373	1,427	738
Income Taxes	—	—	—	—	(10)	(22)	(65)	(176)	(225)	(256)	(273)	(293)	(306)	(313)	(129)
Net Operating Profit After Taxes	(78)	(87)	88	181	229	360	468	542	705	836	925	1,014	1,067	1,114	610
Depreciation & Amortization Expenses	30	32	34	28	3	3	3	3	3	3	3	3	3	3	2
Capital Expenditure Expenses	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(4)
Changes in Net Working Capital	(16)	(4)	(52)	(70)	(157)	2	23	(84)	(45)	(33)	(20)	(27)	(16)	(21)	782
Incremental Cash Flow Adjustments(4)	—	4	(44)	(3)	(2)	(4)	(4)	(4)	(5)	(5)	(4)	(4)	(3)	(2)	(2)
Unlevered Free Cash Flow(5)	(70)	(61)	21	131	67	356	485	451	652	797	899	981	1,046	1,088	1,386

(1)

For purposes of each of the April 2021 Forecasts, “Total Net Revenue” includes (i) with respect to Aerie’s 2021 fiscal year, an upfront payment of $50.0 million in respect of a potential collaboration transaction for the licensing of rights to Aerie’s glaucoma franchise in certain non-U.S. markets, and (ii) with respect to the remaining fiscal years, forecasted ex-U.S. milestone and royalty payments resulting from such collaboration transaction.

(2)	For purposes of each of the 2021 Forecasts, “Operating Expenses” is defined as Aerie’s selling, general and administrative expenses and research and development expenses.

(3)	For purposes of each of the 2021 Forecasts, “EBIT” is defined as Aerie’s earnings before interest expenses and taxes.

(4)

For purposes of each of the 2021 Forecasts, “Incremental Cash Flow Adjustments” reflects cash basis adjustments for Aerie management’s assumptions regarding Aerie’s probability-adjusted (75% probability of success) and tax-adjusted forecasted revenue through fiscal year 2035 attributable to the net upfront payment recognized as revenue in 2023 and other payments pursuant to the 2020 Collaboration Agreement.

(5)

For purposes of each of the 2021 Forecasts, “Unlevered Free Cash Flow” is defined as Aerie’s EBIT less taxes, before depreciation and amortization expenses, less capital expenditures, less changes in net working capital, and less other incremental adjustments.

2020 Case 2 Forecasts. The 2020 Case 2 Forecasts are based upon the same assumptions as those reflected in the 2020 Case 1 Forecasts except that, for purposes of the 2020 Case 2 Forecasts, Aerie management assumed that the commercialization of Aerie’s glaucoma franchise would result in Aerie’s glaucoma franchise achieving a peak U.S. market share of 11%. The 2020 Case 2 Forecasts are summarized below:

(dollars in millions)

	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E
Total Net Revenue(1)	164	164	286	346	449	597	747	899	1,076	1,255	1,365	1,467	1,544	1,582	802
Gross Profit	140	140	258	310	396	523	651	792	949	1,114	1,214	1,312	1,388	1,429	738
Operating Expenses(2)	(234)	(251)	(213)	(196)	(229)	(241)	(250)	(261)	(277)	(301)	(317)	(321)	(332)	(333)	(158)
EBIT(3)	(94)	(111)	46	115	167	282	402	531	671	813	898	992	1,055	1,095	581
Income Taxes	—	—	—	—	(3)	(17)	(23)	(68)	(163)	(193)	(209)	(226)	(238)	(244)	(109)
Net Operating Profit After Taxes	(94)	(111)	45	114	164	265	378	463	509	620	688	765	818	852	471
Depreciation & Amortization Expenses	30	32	34	28	3	3	3	3	3	3	3	3	3	3	2
Capital Expenditure Expenses	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(4)
Changes in Net Working Capital	(8)	10	(42)	(56)	(23)	(158)	16	(4)	(19)	(32)	(17)	(24)	(14)	(16)	592
Incremental Cash Flow Adjustments(4)	—	4	(44)	(3)	(2)	(4)	(4)	(4)	(5)	(5)	(4)	(4)	(3)	(2)	(2)
Unlevered Free Cash Flow(5)	(77)	(71)	(11)	79	136	101	389	452	483	582	666	736	797	830	1,060

(1)

As noted above, for purposes of each of the April 2021 Forecasts, “Total Net Revenue” includes (i) with respect to Aerie’s 2021 fiscal year, an upfront payment of $50.0 million in respect of a potential collaboration transaction for the licensing of rights to Aerie’s glaucoma franchise in certain non-U.S. markets, and (ii) with respect to the remaining fiscal years, forecasted ex-U.S. milestone and royalty payments resulting from such collaboration transaction.

(2)	As noted above, for purposes of each of the 2021 Forecasts, “Operating Expenses” is defined as Aerie’s selling, general and administrative expenses and research and development expenses.

(3)	As noted above, for purposes of each of the 2021 Forecasts, “EBIT” is defined as Aerie’s earnings before interest expenses and taxes.

(4)

For purposes of each of the 2021 Forecasts, “Incremental Cash Flow Adjustments” reflects cash basis adjustments for Aerie management’s assumptions regarding Aerie’s probability-adjusted (75% probability of success) and tax-adjusted forecasted revenue through fiscal year 2035 attributable to the net upfront payment recognized as revenue in 2023 and other payments pursuant to the 2020 Collaboration Agreement.

(5)

As noted above, for purposes of each of the 2021 Forecasts, “Unlevered Free Cash Flow” is defined as Aerie’s EBIT less taxes, before depreciation and amortization expenses, less capital expenditures, less changes in net working capital, and less other incremental adjustments.

2020 Case 3 Forecasts. The 2020 Case 3 Forecasts are based upon the same assumptions as those reflected in the 2020 Case 1 Forecasts except that, for purposes of the 2020 Case 3 Forecasts, Aerie management assumed that the commercialization of Aerie’s glaucoma franchise would result in Aerie’s glaucoma franchise achieving a peak U.S. market share of 7%. The 2020 Case 3 Forecasts are summarized below:

(dollars in millions)

	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E
Total Net Revenue(1)	150	145	245	264	328	451	562	678	809	932	1,015	1,086	1,138	1,160	584
Gross Profit	125	121	218	232	283	387	478	585	699	810	884	953	1,004	1,029	531
Operating Expenses(2)	(233)	(249)	(209)	(189)	(220)	(231)	(238)	(248)	(259)	(275)	(286)	(284)	(291)	(293)	(128)
EBIT(3)	(108)	(129)	10	43	63	156	240	337	438	535	600	667	712	736	403
Income Taxes	—	—	—	—	(1)	(4)	(14)	(20)	(25)	(98)	(144)	(160)	(171)	(175)	(88)
Net Operating Profit After Taxes	(108)	(128)	9	43	62	152	226	317	415	437	454	509	542	561	315
Depreciation & Amortization Expenses	30	32	34	28	3	3	3	3	3	3	3	3	3	3	2
Capital Expenditure Expenses	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(4)
Changes in Net Working Capital	—	20	(40)	(38)	(12)	(27)	(144)	31	46	(51)	(15)	(20)	(12)	(11)	419
Incremental Cash Flow Adjustments(4)	—	4	(44)	(3)	(2)	(4)	(4)	(4)	(5)	(5)	(4)	(4)	(3)	(2)	(2)
Unlevered Free Cash Flow(5)	(84)	(78)	(46)	25	46	119	75	341	453	380	435	481	525	545	730

(1)

As noted above, for purposes of each of the April 2021 Forecasts, “Total Net Revenue” includes (i) with respect to Aerie’s 2021 fiscal year, an upfront payment of $50.0 million in respect of a potential collaboration transaction for the licensing of rights to Aerie’s glaucoma franchise in certain non-U.S. markets, and (ii) with respect to the remaining fiscal years, forecasted ex-U.S. milestone and royalty payments resulting from such collaboration transaction.

(2)	As noted above, for purposes of each of the 2021 Forecasts, “Operating Expenses” is defined as Aerie’s selling, general and administrative expenses and research and development expenses.

(3)	As noted above, for purposes of each of the 2021 Forecasts, “EBIT” is defined as Aerie’s earnings before interest expenses and taxes.

(4)

For purposes of each of the 2021 Forecasts, “Incremental Cash Flow Adjustments” reflects cash basis adjustments for Aerie management’s assumptions regarding Aerie’s probability-adjusted (75% probability of success) and tax-adjusted forecasted revenue through fiscal year 2035 attributable to the net upfront payment recognized as revenue in 2023 and other payments pursuant to the 2020 Collaboration Agreement.

(5)

As noted above, for purposes of each of the 2021 Forecasts, “Unlevered Free Cash Flow” is defined as Aerie’s EBIT less taxes, before depreciation and amortization expenses, less capital expenditures, less changes in net working capital, and less other incremental adjustments.

2020 Case 4 Forecasts. The 2020 Case 4 Forecasts are based upon the same assumptions as those reflected in the 2020 Case 1 Forecasts except that, for purposes of the 2020 Case 4 Forecasts, Aerie management assumed that: (i) the commercialization of Aerie’s glaucoma franchise would result in Aerie’s glaucoma franchise achieving a peak U.S. market share of 7%; (ii) Aerie’s planned further commercialization efforts with respect to its glaucoma franchise would be delayed by approximately one fiscal quarter due, in part, to the impact of the COVID-19 pandemic; and (iii) prospective legislative action in respect of prescription drug pricing occurring in 2023 or later years would result in a reduction of approximately 30% to the applicable average net price for Rhopressa® and Rocklatan®. None of the 2020 Case 1 Forecasts, the 2020 Case 2 Forecasts or the 2020 Case 3 Forecasts reflected the assumptions referred to in clauses (ii) and (iii) of the immediately preceding sentence. The 2020 Case 4 Forecasts are summarized below:

(dollars in millions)

	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E
Total Net Revenue(1)	147	136	183	188	237	343	443	551	672	784	872	936	986	1,005	537
Gross Profit	123	113	158	158	194	281	361	459	563	663	740	802	851	874	484
Operating Expenses(2)	(233)	(249)	(209)	(189)	(220)	(231)	(238)	(248)	(259)	(275)	(286)	(284)	(291)	(293)	(128)
EBIT(3)	(111)	(136)	(51)	(32)	(27)	50	123	211	302	387	455	517	561	580	356
Income Taxes	—	—	—	—	(1)	(4)	(5)	(9)	(18)	(22)	(25)	(80)	(131)	(134)	(76)
Net Operating Profit After Taxes	(110)	(136)	(51)	(31)	(27)	46	118	202	286	366	429	438	429	447	280
Depreciation & Amortization Expenses	30	32	34	28	3	3	3	3	3	3	3	3	3	3	2
Capital Expenditure Expenses	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(6)	(4)
Changes in Net Working Capital	0	17	9	(26)	(10)	(23)	(129)	29	42	(46)	(16)	(18)	(11)	(8)	340
Incremental Cash Flow Adjustments(4)	—	4	(44)	(3)	(2)	(4)	(4)	(4)	(5)	(5)	(4)	(4)	(3)	(2)	(2)
Unlevered Free Cash Flow(5)	(87)	(89)	(58)	(38)	(41)	17	(17)	224	319	313	408	413	413	433	616

(1)

As noted above, for purposes of each of the April 2021 Forecasts, “Total Net Revenue” includes (i) with respect to Aerie’s 2021 fiscal year, an upfront payment of $50.0 million in respect of a potential collaboration transaction for the licensing of rights to Aerie’s glaucoma franchise in certain non-U.S. markets, and (ii) with respect to the remaining fiscal years, forecasted ex-U.S. milestone and royalty payments resulting from such collaboration transaction.

(2)	As noted above, for purposes of each of the 2021 Forecasts, “Operating Expenses” is defined as Aerie’s selling, general and administrative expenses and research and development expenses.

(3)	As noted above, for purposes of each of the 2021 Forecasts, “EBIT” is defined as Aerie’s earnings before interest expenses and taxes.

(4)

For purposes of each of the 2021 Forecasts, “Incremental Cash Flow Adjustments” reflects cash basis adjustments for Aerie management’s assumptions regarding Aerie’s probability-adjusted (75% probability of success) and tax-adjusted forecasted revenue through fiscal year 2035 attributable to the net upfront payment recognized as revenue in 2023 and other payments pursuant to the 2020 Collaboration Agreement.

(5)

As noted above, for purposes of each of the 2021 Forecasts, “Unlevered Free Cash Flow” is defined as Aerie’s EBIT less taxes, before depreciation and amortization expenses, less capital expenditures, less changes in net working capital, and less other incremental adjustments.

The disclosure on pages 44 through 48 of the Proxy Statement in the section entitled “The Merger—Financial Projections” is hereby supplemented by revising the presentation of the Final 2021 Case 4 Forecasts beginning on page 46 of the Proxy Statement as follows:

Final 2021 Case 4 Forecasts

Final 2021 Case 4 Forecasts. The Final 2021 Case 4 Forecasts are based upon the same assumptions as those reflected in the 2020 Case 4 Forecasts except that, for purposes of the Final 2021 Case 4 Forecasts, Aerie management included updated assumptions relating to Aerie’s potential 2021 collaboration transaction with a third party involving a licensing of rights to Aerie’s glaucoma franchise in certain non-U.S. markets. The Final 2021 Case 4 Forecasts also included assumptions regarding the estimated benefits of Aerie’s usage of approximately $685 million in federal and foreign net operating losses (as of December 31, 2020) through 2035. The Final 2021 Case 4 Forecasts are summarized below:

(dollars in millions)

	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E
Total Net Revenue(1)	187	137	180	175	232	339	440	548	669	780	868	931	983	1,002	534
Gross Profit	163	114	155	144	189	278	358	455	559	659	736	797	848	870	482
Operating Expenses(2)	(233)	(249)	(209)	(189)	(220)	(231)	(238)	(248)	(261)	(275)	(285)	(284)	(291)	(293)	(135)
EBIT(3)	(70)	(135)	(54)	(45)	(31)	46	120	207	299	384	451	513	557	577	347
Income Taxes	10	—	(3)	(2)	(2)	(5)	(9)	(14)	(24)	(34)	(39)	(43)	(91)	(135)	(71)
Net Operating Profit After Taxes	(60)	(135)	(57)	(48)	(33)	42	110	193	274	351	413	470	467	442	276
Depreciation & Amortization Expenses	30	32	33	27	2	2	2	2	2	2	2	2	2	2	2
Capital Expenditure Expenses	(6)	(5)	(5)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)
Changes in Net Working Capital	—	17	9	(26)	(10)	(23)	(129)	29	41	(48)	(18)	(20)	(13)	(10)	340
Incremental Cash Flow Adjustments(4)	—	4	(44)	(3)	(2)	(4)	(4)	(4)	(5)	(5)	(4)	(4)	(3)	(2)	(2)
Unlevered Free Cash Flow(5)	(36)	(87)	(63)	(53)	(47)	14	(25)	216	309	296	389	444	449	428	612

(1)

For purposes of the Final 2021 Case 4 Forecasts, “Total Net Revenue” includes (i) with respect to Aerie’s 2021 fiscal year, an upfront payment of $90.0 million in respect of a potential collaboration transaction for the licensing of rights to Aerie’s glaucoma franchise in certain non-U.S. markets, and (ii) with respect to the remaining fiscal years, forecasted ex-U.S. milestone and royalty payments resulting from such collaboration transaction.

(2)	As noted above, for purposes of each of the 2021 Forecasts, “Operating Expenses” is defined as Aerie’s selling, general and administrative expenses and research and development expenses.

(3)	As noted above, for purposes of each of the 2021 Forecasts, “EBIT” is defined as Aerie’s earnings before interest expenses and taxes.

(4)

For purposes of each of the 2021 Forecasts, “Incremental Cash Flow Adjustments” reflects cash basis adjustments for Aerie management’s assumptions regarding Aerie’s probability-adjusted (75% probability of success) and tax-adjusted forecasted revenue through fiscal year 2035 attributable to the net upfront payment recognized as revenue in 2023 and other payments pursuant to the 2020 Collaboration Agreement.

(5)

As noted above, for purposes of each of the 2021 Forecasts, “Unlevered Free Cash Flow” is defined as Aerie’s EBIT less taxes, before depreciation and amortization expenses, less capital expenditures, less changes in net working capital, and less other incremental adjustments.

The disclosure on pages 44 through 48 of the Proxy Statement in the section entitled “The Merger—Financial Projections” is hereby supplemented by revising the presentation of the Final 2021 Case 4 Forecasts beginning on page 47 of the Proxy Statement as follows:

Final 2022 Case 1 Forecasts

Final 2022 Case 1 Forecasts. The Final 2022 Case 1 Forecasts include long-term, risk-adjusted forecasts through fiscal year 2040 for Aerie’s glaucoma franchise and AR-15512. The Final 2022 Case 1 Forecasts were based on numerous variables and assumptions, including: (i) that the commercialization of Aerie’s glaucoma franchise would result in Aerie’s glaucoma franchise achieving a peak U.S. market share of 4% in 2026, and (ii) assumptions regarding certain future royalty and milestone payments based on Aerie’s ex-U.S. collaboration arrangements. In addition, the Final 2022 Case 1 Forecasts included assumptions regarding the estimated benefits of Aerie’s usage of approximately $759 million federal and foreign net operating losses as well as $674 million in state net operating losses (as of June 30, 2022) for the third and fourth quarters of 2022 and years 2023 through 2040. The Final 2022 Case 1 Forecasts are summarized below:

(dollars in millions)

	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E	2037E	2038E	2039E	2040E
Total Net Revenue	141	170	227	294	370	439	500	545	589	639	427	429	266	181	158	138	100	85	72
Gross Profit	110	135	188	245	318	379	430	466	502	543	369	370	214	137	113	92	65	50	36
Operating Expenses(1)	(219)	(192)	(177)	(183)	(190)	(190)	(180)	(166)	(122)	(95)	(59)	(59)	(47)	(40)	(34)	(30)	(28)	(26)	(24)
Income (Loss) from Operations	(109)	(57)	11	62	128	188	250	301	379	448	310	311	166	97	79	62	37	24	12
Income Taxes	—	—	—	—	—	(4)	(12)	(17)	(74)	(109)	(75)	(76)	(41)	(24)	(19)	(15)	(11)	(8)	(5)
Net Operating Profit After Taxes	(109)	(57)	11	62	128	185	238	284	305	339	235	236	125	73	59	47	26	16	7
Depreciation & Amortization Expenses	5	5	5	5	5	5	5	5	5	5	5	5	5	5	5	5	5	5	5
Capital Expenditure Expenses	(7)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)
Changes in Net Working Capital	20	3	5	4	5	2	2	(0)	(0)	(1)	7	1	(20)	(10)	(3)	(2)	(2)	(2)	(1)
Unlevered Free Cash Flow(2)	(91)	(54)	15	66	132	186	240	283	305	338	242	236	105	63	57	45	24	14	6

(1)	For purposes of the Final 2022 Case 1 Forecasts, “Operating Expenses” is defined as Aerie’s selling, general and administrative expenses and research and development expenses.

(2)

For purposes of the Final 2022 Case 1 Forecasts, “Unlevered Free Cash Flow” is defined as Aerie’s income (loss from operations) less taxes, before depreciation and amortization expenses, less capital expenditures, and less changes in net working capital.

The disclosure on pages 44 through 48 of the Proxy Statement in the section entitled “The Merger—Financial Projections” is hereby supplemented by revising the first full paragraph set forth on page 48 of the Proxy Statement as follows:

EBIT and unlevered free cash flow contained in the Forecasts set forth above are each “non-GAAP financial measures,” which are financial performance measures that are not calculated in accordance with GAAP. These non-GAAP financial measures are not intended to be considered in isolation from, or as a substitute for, financial information prepared and presented in accordance with GAAP. These measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. In certain circumstances, including those applicable to the Forecasts, financial measures included in forecasts provided to a financial advisor and a board of directors in connection with a business combination transaction are excluded from the definition of “non-GAAP financial measures” under applicable SEC rules and regulations. As a result, the financial measures included in the Forecasts are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not provided to or relied upon by the Board or Goldman Sachs.

The disclosure on pages 49 through 53 of the Proxy Statement in the section entitled “The Merger—Opinion of Goldman Sachs & Co LLC” is hereby supplemented by revising the paragraph entitled “Illustrative Discounted Cash Flow Analysis” beginning on page 50 of the Proxy Statement as follows:

Illustrative Discounted Cash Flow Analysis. Using the Financial Information, Goldman Sachs performed an illustrative discounted cash flow analysis on Aerie. Using a mid-year convention and discount rates ranging from 10.0% to 12.0%, reflecting estimates of Aerie’s weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2022 estimates of unlevered free cash flow for Aerie for the third and fourth quarters of 2022 and years 2023 through 2040 as reflected in the Final 2022 Case 1 Forecasts. No implied terminal value was calculated because the Final 2022 Case 1 Forecasts were forecasted to 2040 and management of Aerie did not forecast that Aerie would have any revenues after 2040. In addition, using discount rates ranging from 10.0% to 12.0%, reflecting estimates of Aerie’s weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2022 the estimated benefits of ~~Aerie’s~~ the usage of approximately $759 million federal and foreign net operating losses as well as $674 million in state net operating losses (as of June 30, 2022) ~~net operating losses~~ for the third and fourth quarters of 2022 and years 2023 through 2040, as reflected in the Financial Information. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including Aerie’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for Aerie, as well as certain financial metrics for the United States financial markets generally. Goldman Sachs derived ranges of illustrative enterprise values for Aerie by adding the ranges of the present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Aerie the net debt of $131.9 million as of June 30, 2022 of Aerie as reflected in the Financial Information, as provided by the management of Aerie, to derive a range of illustrative equity values for Aerie. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Aerie of approximately 50.4 to 50.6 million, as provided by the management of Aerie and approved for Goldman Sachs’ use by the management of Aerie, to derive a range of illustrative present values per share ranging from $14.30 to $16.97.

The disclosure on pages 49 through 53 of the Proxy Statement in the section entitled “The Merger—Opinion of Goldman Sachs & Co LLC” is hereby supplemented by revising the last paragraph of such section on page 52 of the Proxy Statement as follows:

The Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Merger. Pursuant to a letter agreement dated October 16, 2021, Aerie engaged Goldman Sachs to act as its financial advisor in connection with the Merger. The engagement letter between Aerie and Goldman Sachs provides for a transaction fee of ~~that is estimated, based on the information available as of the date of announcement, at~~ approximately ~~$25.50 million~~ $20.0 million, $2.0 million of which became payable at the announcement of the Merger, and the remainder of which is contingent upon consummation of the Merger. In addition, Aerie has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Cautionary Statement Regarding Forward-Looking Statements

This communication and any documents referred to in this communication contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Alcon and the Company, including, but not limited to, statements regarding the expected benefits of the proposed transaction and the anticipated timing of the proposed transaction, strategies, objectives, forecasts, and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “predict,” “target,” “contemplate,” “potential,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “could,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of the Company and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of the Company or Alcon and potential difficulties in Company employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from the Company’s ongoing business operations, and (vii) the outcome of the Litigation Matters and any other legal proceedings that may be instituted against Alcon or against the Company related to the Merger Agreement or the proposed transaction. The risks and uncertainties may be amplified by economic, market, business or geopolitical conditions or competition, or changes in such conditions, negatively affecting the Company’s business, operations and financial performance. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business as described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Forecasts

Neither PricewaterhouseCoopers LLP (“PWC”), the Company’s independent registered public accounting firm, nor any other independent registered accounting firm, has audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the Company management forecasts included in this Current Report on Form 8-K and, accordingly, neither PWC nor any other independent registered accounting firm has or does express an opinion or any other form of assurance with respect thereto.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed the Proxy Statement with the SEC on October 7, 2022. This communication is not a substitute for the Proxy Statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Proxy Statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on the Company’s website at www.investors.aeriepharma.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the proposed transaction. Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of the Company directors and executive officers in the transaction, which may be different than those of the Company stockholders generally, by reading the Proxy Statement that was filed by the Company with the SEC on October 7, 2022. Additional information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 26, 2022. These documents are available free of charge at the SEC’s website at www.sec.gov and on Company’s website at www.investors.aeriepharma.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERIE PHARMACEUTICALS, INC.

Date: November 7, 2022	By:	/s/ Peter Lang
Name: Peter Lang
Title: Chief Financial Officer